Exhibit 10.2

SETTLEMENT AGREEMENT AND MUTUAL RELEASE

This Settlement Agreement and Mutual Release is made and entered into, as of the Closing Date (as defined below) but is effective as of the Effective Time, by and among (i) EXCO Holding (PA), Inc., EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, and EXCO Resources (PA), LLC (with EXCO Resources, Inc. and EXCO Appalachia Midstream, LLC being the beneficiary of the certain releases contained herein); (ii) BG Production Company (PA), LLC, and BG Production Company (WV), LLC; and (iii) SWEPI LP (with Royal Dutch Shell, PLC and Shell Oil Company being the beneficiaries of the certain releases contained herein).

DEFINITIONS

a)	“Agreement” means this Settlement Agreement and Mutual Release.

b)	“Affiliate” and “Affiliates” have the meaning given such terms in the ERPA MITA.

c)	“Closing Date” has the meaning set forth in that certain Agreement Regarding Settlement among the Parties and certain of their respective Affiliates.

d)	“Effective Time” means the effective time of this Agreement, which shall be as of 11:58 p.m. on November 30, 2017.

e)	“Execution Date” has the meaning set forth in the preamble.

f)	“EXCO” means EXCO Holding (PA), Inc., EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, and EXCO Resources (PA), LLC, the Plaintiffs in the Lawsuit and the Claimants in the Arbitration.

g)	“BG Entities” means BG Production Company (PA), LLC and BG Production Company (WV), LLC, the Respondents in the Arbitration.

h)	“SWEPI” means SWEPI LP, a Defendant in the Lawsuit and an objecting Respondent in the Arbitration.

i)	“Royal Dutch Shell” means Royal Dutch Shell, PLC, a Defendant in the Lawsuit and an objecting Respondent in the Arbitration.

j)	“Shell Oil Company” means Shell Oil Company, a Defendant in the Lawsuit.

k)	“Parties” means EXCO, the BG Entities, and SWEPI.

l)	“Arbitration” means the American Arbitration Association arbitration styled as EXCO Holding (PA), Inc., EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, and EXCO Resources (PA), LLC v. Royal Dutch Shell, PLC, SWEPI LP, BG Production Company (PA), LLC, and BG Production Company (WV), LLC, Case Number: 01-17-0001-5434.

m)	“Lawsuit” means the suit styled as EXCO Holding (PA), Inc., EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC and EXCO Resources (PA), LLC v. Royal Dutch Shell, PLC, Shell Oil Company, and SWEPI LP, Cause Number: 2017-53479, in the 164th Judicial District Court of Harris County, Texas.

n)	“JDA” means the Joint Development Agreement by and among EXCO and the BG Entities, dated June 1, 2010, as the same may heretofore been amended.

o)	“AMI” means the Area of Mutual Interest provision located at Section 9 of the JDA.

p)	“AMI Area” has the meaning given such term in the JDA.

q)	“Oil and Gas Assets” has the meaning given such term in the JDA.

r)	“Occurrence” means the set of facts, transactions, acts, omissions, and events alleged, proven, and/or otherwise related to EXCO’s and the BG Entities’ joint development activities in the AMI Area, the JDA, the Arbitration, and/or the Lawsuit.

s)	“Dispute” means all actual and potential disputes, claims, controversies, and causes of action that arise out of or relate, directly or indirectly, to the Occurrence, to the Arbitration, and/or to the Lawsuit.

t)	“ERPA MITA” means the Membership Interest (ERPA) Transfer Agreement attached hereto as Exhibit A-1.

u)	“Appalachia Midstream MITA” means the Membership Interest (Midstream) Transfer Agreement attached hereto as Exhibit A-2.

v)	“BGPA MITA” means the Membership Interest (BG PA) Transfer Agreement attached hereto as Exhibit A-3.

w)	“BGWV MITA” means the Membership Interest (BG WV) Transfer Agreement attached hereto as Exhibit A-4.

x)

“Released Claims” means all existing, future, known, and unknown claims, demands, and causes of action, for all existing, future, known, and unknown damages and remedies (1) that arise out of or relate, directly or indirectly, to EXCO’s and the BG Entities’ joint development activities in the AMI Area, the JDA, the Occurrence, the Dispute, the Arbitration, and/or the Lawsuit; or (2) that have been brought or that could have been brought by or on behalf of the Parties in the Arbitration or the Lawsuit, based on acts, omissions, or other conduct relating to the JDA, the Occurrence, the Dispute, the Arbitration, and/or the Lawsuit. Under this definition, “Released Claims” includes, but is not limited to, all claims, demands, lawsuits, debts, accounts, covenants, agreements, actions, cross-actions, liabilities, obligations, implied obligations, losses, costs, expenses, remedies, and causes of action of any nature, whether in contract, tort or any other legal theory, or based upon fraud or misrepresentation, breach of duty or common law, or arising under or by virtue of any judicial decision, statute, or regulation, for past, present, future, known, and unknown injuries, property or economic damage, and all other losses and damages of any kind, including but not limited to the following: all actual damages; all exemplary and punitive damages; all penalties of any kind; damage to business reputation; lost profits or good will; consequential damages; damages ensuing from loss of credit; and prejudgment and post-judgment interest, costs, and attorney’s fees. This definition further includes, but is not limited to, all elements of damages, all remedies, and all claims, demands, and causes of action that are now recognized by law or that may be created or recognized in the future by any manner, including, without limitation, by statute, regulation, or judicial decision. Without limiting the above definition, “Released Claims” further includes any future claims for indemnity whether the underlying claim requiring indemnity is known or unknown by the Parties as of the Effective Time. Notwithstanding anything herein to the contrary, “Released Claims” DO NOT INCLUDE (i) any breaches of this Agreement or any of the Operative Documents, (ii) any claims under the Operative Documents by any Party or its Affiliates and/or (iii) any claims by any Party or its Affiliates with respect to matters relating to assets lying outside the AMI Area. THE RELEASES AS SET FORTH HEREIN ARE SPECIFICALLY INTENDED TO OPERATE AND TO BE APPLICABLE EVEN IF IT IS ALLEGED, CHARGED, OR PROVED THAT ALL OR SOME OF THE CLAIMS OR DAMAGES RELEASED WERE CAUSED AS A WHOLE OR IN PART BY ANY ACT, OMISSION, NEGLIGENCE, GROSS NEGLIGENCE, BREACH OF CONTRACT, INTENTIONAL CONDUCT, VIOLATION OF STATUTE OR COMMON LAW, BREACH OF WARRANTY (EXPRESS OR IMPLIED), PRODUCT DEFECT, STRICT LIABILITY, OR ANY OTHER CONDUCT WHATSOEVER OF THE RELEASED PERSONS AND ENTITIES.

y)	“EXCO Reassignment” means the Assignment of EXCO Re-Assigned Leases attached hereto as Exhibit B.

z)	“Termination Agreement” means the Termination Agreement attached hereto as Exhibit C.

aa)	“Operative Documents” means the ERPA MITA, the Appalachia Midstream MITA, the BGPA MITA, the BGWV MITA, the EXCO Reassignment and the Termination Agreement.

bb)	“Law” has the meaning given such term in the ERPA MITA.

RECITALS

1. EXCO filed its Demand for Arbitration and Statement of Claim in the Arbitration, alleging breach of contract, tortious interference with existing contract, and unjust enrichment, as well as seeking an accounting and declaratory relief.

2. Royal Dutch Shell and SWEPI filed their Objection to Jurisdiction in the Arbitration, which prompted EXCO to initiate the Lawsuit by filing its Original Petition and Motion to Compel.

3. On Thursday, October 26, 2017, the Parties participated in a mediation. While a full settlement was not reached, the Parties did execute a Confidential Settlement Procedure Protocol.

4. The Parties now wish to wind-up all joint venture dealings among the Parties and their Affiliates in the Appalachian area, and to settle both the Lawsuit and the Arbitration, without further cost or expense. Accordingly, as set forth herein and subject to the terms hereof, the Parties (on their own behalf and on behalf of their respective Affiliates) have agreed to compromise and resolve the Lawsuit, the Arbitration, and all other current or potential disputes between them regarding the Oil and Gas Assets in the AMI Area, as those terms are defined in the JDA.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the mutual promises, releases, and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby irrevocably acknowledged and confessed, the Parties agree as follows:

A. To effectuate the Parties’ agreement regarding the settlement of the Arbitration and the Lawsuit, the Parties agree, as of the Closing Date, to deliver (or cause to be delivered) executed counterparts of (i) the ERPA MITA, (ii) the Appalachia Midstream MITA, (iii) the BGPA MITA, (iv) the BGWV MITA (collectively, the “Settlement MITAs”), and (v) the Termination Agreement. The Parties will (or will cause their applicable respective Affiliates to) consummate the transactions contemplated by the Settlement MITAs.

B. EXCO (or its applicable Affiliate) shall reconvey to SWEPI any interest it owns in the 36 leases made the subject of SWEPI’s September 1, 2016, offer letter. Such leases shall be reconveyed to SWEPI free and clear of any liens, mortgages, interest, or other encumbrances under 11 U.S.C. § 363(f), or, in the alternative, EXCO will provide SWEPI with executed releases from EXCO’s creditors for all liens, mortgages, security interests, or other encumbrances that have been placed on such leases being reconveyed to SWEPI. To effectuate this reconveyance, EXCO (or its applicable Affiliate) and SWEPI shall deliver (or cause to be delivered) the EXCO Reassignment as of the Closing Date. As consideration for the EXCO Reassignment, on the Closing Date after the other conditions in this paragraph are met, SWEPI shall pay Six Hundred Fifty Seven Thousand Dollars and Zero Cents ($657,000.00) to EXCO Production Company (PA), LLC.

C. Within five (5) days of the Closing Date, EXCO will file the Motions to Dismiss and accompanying Orders attached hereto as Exhibit D-1 and Exhibit D-2, which Motions request dismissal with prejudice of the Lawsuit and the Arbitration, respectively.

D. The Parties understand and agree that their agreement to resolve the Dispute, Arbitration, and Lawsuit as set forth herein is not an admission of liability, which is expressly denied, but is being done in order to avoid further time and costs referable to the Lawsuit and the Arbitration. Neither the execution of this Agreement or anything stated herein, nor any amount paid hereunder, is to be construed as or deemed an admission of liability, culpability, or wrongdoing by any Party.

SWEPI does not in any manner concede that: (1) it was or is bound by the terms of the JDA and/or the AMI; or (2) it agrees with EXCO’s position with respect to whether Royal Dutch Shell, Shell Oil Company, and/or SWEPI are bound by the JDA and/or the AMI.

E. Each of the Parties acknowledges that it or its Affiliates may hereafter discover facts different from, or in addition to, those that it now knows or believes to be true with respect to the disputes alleged in the Litigation and Arbitration, and agree that this Agreement and the releases contained herein shall be and remain effective in all respects, notwithstanding such different or additional facts and the subsequent discovery thereof.

F. Each of the Parties acknowledges its waiver (including its waiver on behalf of any of its Affiliates) of any consent to assignment, transfer restriction, or preferential rights that it or its Affiliates may hold that may otherwise be triggered by this Agreement or the Operative Documents.

G. The Parties understand and agree that all existing contracts and contractual obligations between EXCO and the BG Entities respecting the AMI Area, including, but not limited to, the JDA, the parent company guarantee attached to the JDA and executed by BG North America, LLC in favor of EXCO Production Company (PA), LLC, EXCO Production Company (WV), LLC, EXCO Holding (PA), Inc., and EXCO Resources (PA), LLC, and all other related agreements corresponding to such upstream and midstream activities with respect to the AMI Area, will be terminated pursuant to the Termination Agreement. Incident to the termination of the contracts and contractual obligations as set forth herein, EXCO agrees to waive the BG Entities’ and their Affiliates’ accounts receivable in the amount of $2,569,899.00 that was owed to EXCO Resources (PA), LLC as of the Effective Time in return for the release by the BG Entities and their Affiliates of the right to their proportionate share of the capital in said entity that existed as of the Effective Time, being an amount of $7,199,517.00, which such capital amount shall be retained by EXCO Resources (PA), LLC. In addition, the Parties accept and agree that, with the exception of (i) the asset reconveyance expressly referenced in this Agreement, and (ii) the $657,000.00 payment by SWEPI to EXCO Production Company (PA), LLC described in paragraph B above, and without waiving any rights of the Parties and their Affiliates under the Operative Documents (including for any breach thereof), no other compensation, accounting adjustments, or working capital adjustments, of any kind or nature, will be due or payable by either party to the other with regard to this settlement. For the avoidance of doubt, in the event of conflict between the terms and provisions of this Agreement and the Termination Agreement, the terms and provisions in the Termination Agreement will control.

H. Releases:

(a)	The Parties agree that each Party shall bear its own attorneys’ fees, costs of court, and other expenses that arise out of or relate to the Dispute, the Arbitration, the Lawsuit, and/or the negotiation, drafting, and execution of this Agreement.

(b)	EXCO’s Released Claims. EXCO hereby WAIVES, RELEASES, ACQUITS, AND FOREVER DISCHARGES the BG Entities, Royal Dutch Shell, Shell Oil Company, and SWEPI, all of their affiliated companies and entities, and each of their respective present and former administrators, agents, representatives, officers, directors, employees, owners, shareholders, members, parent entities, partners, subsidiaries, assigns, predecessors-in-business or interest, and other successor and related companies, of and from the Released Claims.

(c)	The BG Entities’ Released Claims. The BG Entities hereby WAIVE, RELEASE, ACQUIT, AND FOREVER DISCHARGE EXCO, EXCO Appalachia Midstream, LLC and EXCO Resources, Inc., all of EXCO’s affiliated companies and entities, and EXCO’s present and former administrators, agents, representatives, officers, directors, employees, owners, shareholders, members, parent entities, partners, subsidiaries, assigns, predecessors-in-business or interest, and other successor and related companies, of and from the Released Claims.

(d)	SWEPI’s Released Claims. SWEPI hereby WAIVES, RELEASES, ACQUITS, AND FOREVER DISCHARGES EXCO, EXCO Appalachia Midstream, LLC and EXCO Resources, Inc., all of EXCO’s affiliated companies and entities, and EXCO’s present and former administrators, agents, representatives, officers, directors, employees, owners, shareholders, members, parent entities, partners, subsidiaries, assigns, predecessors-in-business or interest, and other successor and related companies, of and from the Released Claims.

I. Representations and Warranties. In consideration for the agreements contained herein, each of the Parties expressly warrants and represents the following:

(i)	this Agreement constitutes a legal, valid, and binding obligation of each Party and is enforceable against each Party in accordance with its terms;

(ii)	it has not assigned, pledged, or otherwise transferred any Released Claim or any cause of action it has or may have against another Party with respect to the JDA, the Occurrence, the Dispute, the Arbitration, or the Lawsuit;

(iii)	it has the power and authority to enter into this Agreement and to perform its obligations;

(iv)	it has carefully read and fully understands all of the provisions and effects of this Agreement, and has thoroughly discussed all aspects of this Agreement with its attorneys of record;

(v)	it is voluntarily entering into this Agreement and has relied solely and completely upon its own judgment, the promises made herein, and the advice of its attorneys in deciding to enter into this Agreement;

(vi)	no other representations have been made concerning the terms or effects of this Agreement other than those expressly contained herein or in the Operative Documents;

(vii)	it is entering into this Agreement with full and complete knowledge of its contents and the effects thereof, solely motivated by its own free will and accord, and there are no inducements to enter into this Agreement except as expressly stated in this Agreement;

(viii)	the person signing this Agreement is fully authorized and legally competent to execute this Agreement on behalf of the Party for which he or she is signing, and has full authority to bind that Party to the terms and conditions set forth in this Agreement;

(ix)	it has executed all documents, or undertaken all actions necessary, to authorize it to enter into this Agreement, and the other Parties may rely upon any statements and representations made herein with respect to such authorizations;

(x)	the releases provided herein shall include any claims based on allegations of inaccurate representations or omissions of any type by any other person or entity (other than any representation contained herein or in the Operative Document made by a Party or any of its Affiliates), including claims of fraudulent inducement into this Agreement, to the full extent permitted by Schlumberger Tech. Corp. v. Swanson, 959 S.W.2d 171 (Tex. 1997) and Forest Oil Corp. v. McAllen, 268 S.W.3d 51 (Tex. 2008). Each of the Parties agree that: (A) it is knowledgeable in business matters; (B) each and every term of this Agreement was negotiated between highly skilled counsel for the Parties to this Agreement, who dealt with one another at arm’s length at all times; and (C) it has not relied on any representations by the other Party or its representatives in entering into this Agreement other than those contained herein or in the Operative Documents; and

(xi)	it will cooperate fully to execute any and all supplementary or additional documents required to effectuate the agreements set forth herein, and to take all additional actions that may be necessary or appropriate to give full effect to the terms and conditions of this Agreement.

J. No Oral Modification or Waiver. No provision of this Agreement may be changed, altered, modified or waived, except in writing signed by each of the Parties, and the Parties waive any common law, statutory, or other right they may otherwise have to modify or waive, by agreement or conduct, any part or all of this Agreement. No waiver of default of any term of this Agreement shall be deemed a waiver of any subsequent breach or default of any other provision.

K. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Texas, excluding any choice of law rules or conflicts of law principles that would refer the matter to the substantive laws of another jurisdiction.

L. Confidentiality. No Party shall (and each shall cause its Affiliates not to) issue any press release or make any statement to the general public relating to the subject matter of this Agreement unless such Party has first consulted with the other Parties and obtained the other

Parties’ prior written approval of the text thereof; provided, however, that nothing herein shall prevent a Party from publishing such press releases or other statement to the general public as is necessary to satisfy such Party’s obligations at Law or under the applicable rules of any stock or commodities exchange or any court after consultation with the other Parties and such other Parties’ reasonable review and comment. Any Party may otherwise disclose the fact that the Lawsuit has been settled and may file the Motion to Dismiss without violating this confidentiality provision. While any Party may disclose the fact that this dispute has been settled without violating this confidentiality provision, no Party shall state, suggest, or imply that this confidentiality provision, or any other provision of this Agreement, was requested by any other Party as a condition to settlement. Notwithstanding the foregoing, the Parties acknowledge that a form of this Agreement (either executed or unexecuted) may be filed in the Bankruptcy Court in connection with the Motion to Approve.

M. Forum Selection. The Parties agree that any legal action commenced by any of the Parties or any dispute that arises out of, relates to, or is in any way connected with this Agreement, including, but not limited to, any action to obtain implementation, interpretation, or enforcement of this Agreement, or any action challenging the existence, validity, or enforceability of this Agreement, shall be brought in the district courts of Houston, Harris County, Texas. The Parties hereby waive any objection on the grounds of jurisdiction, venue, forum non-conveniens, or any similar grounds and consent to the jurisdiction of the district courts located in Houston, Harris County, Texas. The prevailing party in said legal action shall be entitled to recover its reasonable attorneys’ fees, expert fees, and costs.

N. Joint Drafting. This Agreement has been prepared by the joint efforts of the respective attorneys for each of the Parties, and further, the Parties acknowledge that they have had this Agreement reviewed by lawyers of their own choosing and have relied upon their own counsels’ explanation and advice in entering into the same.

O. Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, unenforceable, or contrary to public policy or any law, the remaining provisions of this Agreement shall nevertheless survive and continue in full force and effect without being impaired or invalidated in any way. If any provision, term, or clause of this Agreement is so severed, there shall be added in its place a provision as similar in terms to such illegal or unenforceable provision as may be possible, legal, valid, and enforceable. The Parties agree that the court can and should enforce this Agreement to the maximum extent allowed by law.

P. Entire Agreement. This Agreement and its attached exhibits (including the Operative Documents) reflect the entire agreement between the Parties and their respective Affiliates with regard to the subject matter of the Agreement. There are no other agreements or understandings between the Parties (or their respective Affiliates), either written or oral, with regard to the subject matter hereof, and the execution of this Agreement supersedes and cancels any earlier representations, negotiations, understandings, or agreements between the Parties regarding the subject matter of this Agreement. This Agreement cannot be modified, amended, changed, or terminated orally. No waiver of any of the terms of this Agreement shall be valid unless in writing and signed by the waiving party.

Q. Multiple Originals. It is understood and agreed that this Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and that the signature pages may be facsimiles or electronically-transmitted copies.

R. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, and assigns.

S. Headings. Headings used in this Agreement are only for convenience of reference and shall not be used to define the meaning of any provision.

[remainder of this page is intentionally blank]

AGREED TO BY:

EXCO Holding (PA), Inc.

By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey
Title:	Chief Executive Officer & President

EXCO Production Company (PA), LLC

By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey
Title:	Chief Executive Officer & President

EXCO Production Company (WV), LLC

By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey
Title:	Chief Executive Officer & President

EXCO Resources (PA), LLC

By:	/s/ Harold L. Hickey
Name:	Harold L. Hickey
Title:	Chief Executive Officer & President

[Signature Page to Settlement Agreement and Mutual Release]

Name: Harold L. Hickey

Title: Chief Executive Officer & President
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Harold L. Hickey of EXCO Holding (PA), Inc., known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 15th day of December, 2017.

/s/ April K L’Hoste
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]

Name: Harold L. Hickey

Title: Chief Executive Officer & President
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Harold L. Hickey of EXCO Production Company (PA), LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 15th day of December, 2017.

/s/ April K L’Hoste
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]

Name: Harold L. Hickey

Title: Chief Executive Officer & President
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Harold L. Hickey of EXCO Production Company (WV), LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 15th day of December, 2017.

/s/ April K L’Hoste
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]

Name: Harold L. Hickey

Title: President & Chief Executive Officer
STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, the undersigned authority, on this day personally appeared Harold L. Hickey of EXCO Resources (PA), LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 15th day of December, 2017.

/s/ April K L’Hoste
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]

BG Production Company (PA), LLC

By:	/s/ John Shimmel
Name:	John Shimmel
Title:	President

BG Production Company (WV), LLC

By:	/s/ John Shimmel
Name:	John Shimmel
Title:	President

SWEPI LP

By:	/s/ Greg Guidry
Name:	Greg Guidry
Title:	EVP Unconventionals

[Signature Page to Settlement Agreement and Mutual Release]

		Name:	John Shimmel

		Title:	President
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared John Shimmel of BG Production Company (PA) LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 26th day of January, 2018.

/s/ Patricia L Gunning
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]

		Name:	John Shimmel

		Title:	President
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared John Shimmel of BG Production Company (WV) LLC, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 26th day of January, 2018.

/s/ Patricia L Gunning
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]

		Name:	Greg Guidry

		Title:	EVP Unconventionals
STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

BEFORE ME, the undersigned authority, on this day personally appeared Greg Guidry of SWEPI LP, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

TO CERTIFY WHICH WITNESS MY HAND AND SEAL OF OFFICE this 25th day of January, 2018.

/s/ Patricia L Gunning
Notary Public in and for the
STATE OF TEXAS

[NOTARY SEAL]

[Acknowledgment Page to Settlement Agreement and Mutual Release]